                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER STRATEGIC
MUNICIPAL INCOME TRUST

    "In the last six months, municipal bond prices have climbed steadily upward, while interest rates have declined."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS



3
ECONOMIC OVERVIEW



5
PERFORMANCE UPDATE



7
PORTFOLIO STATISTICS



8
PORTFOLIO OF INVESTMENTS



15
FINANCIAL STATEMENTS



18
FINANCIAL HIGHLIGHTS



19
NOTES TO FINANCIAL STATEMENTS



21
SHAREHOLDERS' MEETING

AT A GLANCE

 SCUDDER STRATEGIC MUNICIPAL
 INCOME TRUST TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001

                           .
    BASED ON NET ASSET VALUE                  6.73%
 .......................................................
    BASED ON MARKET PRICE                    14.58%
 .......................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    NET ASSET VALUE                 $11.75     $11.37
 .........................................................
    MARKET PRICE                    $11.66     $10.51
 .........................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2001.


 ......................................................
    SIX-MONTHS INCOME                      $ 0.375
 ......................................................
    MAY DIVIDEND                           $0.0625
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)               6.38%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET PRICE)                  6.43%
 ......................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A 37.1%
    FEDERAL INCOME TAX RATE)                 2.37%
 ......................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A 37.1%
    FEDERAL INCOME TAX RATE)                 2.39%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS.

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

INVESTMENT BY THE TRUST IN LOWER-RATED SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 6 percent is 100 basis points.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest rate changes.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically, it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A measure of net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[LASTNAME PHOTO]
PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE TRUST AND MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[WILSON PHOTO]
REBECCA L. WILSON HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND HAS BEEN CO-MANAGER OF THE TRUST SINCE 1998. SHE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1986. SHE IS ALSO CO-LEAD PORTFOLIO MANAGER OF SCUDDER HIGH-YIELD TAX-FREE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


AMID A VOLATILE STOCK MARKET AND SLOWING U.S.
ECONOMY, THE BOND MARKET CONTINUED TO CLIMB
STEADILY OVER THE LAST SIX MONTHS. ISSUANCE OF
MUNICIPAL BONDS INCREASED SIGNIFICANTLY AS THE COST
OF BORROWING MONEY DECLINED FOLLOWING A STRING OF
SHORT-TERM INTEREST RATES CUTS BY THE FEDERAL
RESERVE BOARD. BELOW, THE MANAGEMENT TEAM DISCUSSES
THE MARKET'S PERFORMANCE AS WELL AS HOW THE TRUST
FARED DURING THE PERIOD.

Q     HOW HAS THE U.S. BOND MARKET PERFORMED OVER THE SIX-MONTH PERIOD ENDED MAY
31, 2001?

A     The bond market staged a significant rally in early 2001, as the U.S.
economy cooled, interest rates declined, and investor interest in bonds grew. In the last six months, the Federal Reserve Board has cut interest rates on five separate occasions for a total reduction of 250 basis points, placing the federal funds lending rate at 4 percent. Those falling rates coupled with a slowing U.S. economy and a volatile stock market helped to rekindle investor interest in bonds.

  While rates for Treasury bonds with maturities of two years or less fell sharply, those with maturities of five years or more saw only minor declines. Longer-maturity Treasury bonds typically were not as severely affected by interest rate cuts. In this case, longer maturity bonds might have been even less affected, since the bond market was worried that inflation could rear its ugly head. By May 31, 2001, the 10-year Treasury bond's yield had slipped to
5.38 percent, just nine basis points less than six months earlier. However, a two-year Treasury bond saw its yield decline by 142 basis points. As a result, the Treasury yield curve regained a positive slope in early 2001, with long-term Treasuries yielding more than short-term Treasuries. It had been inverted in 2000. The municipal yield curve did not invert in 2000 and remained positively sloped through the first five months of 2001.

Q     HOW DID THE FED'S RATE CUTS AFFECT THE MUNICIPAL BOND MARKET?

A     In the last six months, municipal bond prices have climbed steadily upward, while interest rates have declined. The Fed's interest rate cuts also led to a significant rise in municipal bond sales in the first half of 2001. Issuers have raced to market to take advantage of low borrowing costs and to get deals done before an expected large California issuance later this summer. Specifically, the California Department of Water Resources is expected to issue about $13 billion in bonds in August or September. The sale is designed to help pay back the state coffers drained by the energy crisis that has plagued most of the state. The sale will likely be the largest ever in the tax-exempt market.

  The municipal bond yield curve has also steepened during the period with 30-year bonds yielding about 203 basis points more than a bond with a maturity of two years as of May 31, 2001. Previously, the municipal curve had been fairly flat with 30-year bonds yielding about 109 basis points more than two-year bonds as of November 30, 2000.

PERFORMANCE UPDATE

Q     HOW DID YOU REPOSITION SCUDDER STRATEGIC MUNICIPAL TRUST AS A RESULT OF
THESE MOVES IN INTEREST RATES?

A     We continue to manage the trust with a focus on structure and maturity, while carefully monitoring the credit quality of individual issues. Although we do keep in mind the interest rate environment, we typically try to keep duration neutral to our peers. That said, as the municipal bond yield curve has generally steepened over the period, partially because of these rate cuts, we have found 15-year municipal bonds to be particularly attractive and have added selectively in that area.

Q     HOW DID SCUDDER STRATEGIC MUNICIPAL INCOME TRUST PERFORM DURING THE
PERIOD?

A     The trust posted strong results on a net asset value as well as on a market value basis during the period. Thanks to the high-yield bond market's strength, the trust posted a 14.58 percent return on a market value basis for the six-month period ended May 31. The trust also posted a strong 6.73 percent return on a net asset value basis. Those results dramatically outpaced the fund's typical peer in the Lipper High-Yield Municipal Debt Funds category, which gained 4.54 percent. The trust also handily beat its benchmark, the unmanaged Lehman Brothers Municipal Bond Index*, which posted a 4.73 percent return during the same period.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND FOR THE TRUST GOING
FORWARD?

A     We see growing interest in municipal bonds as more investors embrace the need for portfolio diversification and look to increase their exposure to bonds, particularly after the stock market volatility we've seen over the last year. And while the U.S. economic slowdown has caused stocks to struggle, most municipalities are still in solid shape. We believe municipal bond yields are now even more attractive than usual relative to Treasury bonds.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION

                                     ON 5/31/01              ON 11/30/00
-------------------------------------------------------------------------------
    REVENUE BONDS                        79%                      45%
 ...............................................................................
    GENERAL OBLIGATION BONDS             12                       13
 ...............................................................................
    LEASE OBLIGATIONS                     1                       --
 ...............................................................................
    U.S. GOVERNMENT SECURED               8                       42
-------------------------------------------------------------------------------
                                        100%                     100%

[PIE CHART] [PIE CHART]

QUALITY

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AAA                                   33%                      34%
 ................................................................................
    AA                                     8                        7
 ................................................................................
    A                                      4                        5
 ................................................................................
    BBB                                   19                       19
 ................................................................................
    BB                                     4                        3
 ................................................................................
    NOT RATED                             32                       32
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]
THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

+THESE SECURITIES ARE NOT RATED BY S&P OR MOODY'S; HOWEVER, THEY ARE RATED BY SCUDDER INVESTMENTS, INC. AS FOLLOWS: AAA 4%, A 3%, BBB 8%, BB 9%, B 8% FOR MAY 31, 2001, AND AAA 3%, A 4%, BBB 9%, BB 8% AND B 8% FOR NOVEMBER 30, 2000.

INTEREST RATE SENSITIVITY

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  13.8 years              15.0 years
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
Portfolio of Investments at May 31, 2001 (unaudited)

                                                                                        PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS--0.4%                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

NEW YORK
                                   New York, NY, 3.05%, 08/15/2021
                                     (Cost $800,000)                                   $   800,000   $    800,000
LONG-TERM MUNICIPAL INVESTMENTS--99.6%
---------------------------------------------------------------------------------------------------------------------

ALABAMA
                                   Alabama State Public School and College Authority,
                                     Revenue, Series C, 5.625%, 07/01/2013               1,000,000      1,072,220
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

ARIZONA
                                   Arizona Health Facilities Authority Revenue, New
                                     Foundation Project, 8.25%, 03/01/2019               2,230,000      2,074,257
                                   Coconino County, AZ, Industrial Development
                                     Authority, Health Care Institution Revenue,
                                     Guidance Center Income Project, Prerefunded
                                     06/01/2001, 9.25%, 06/01/2011 (b)                   1,575,000      1,606,500
                                   Flagstaff, AZ, Industrial Development Authority
                                     Revenue, Living Community Northern Community
                                     Project, 6.30%, 09/01/2038                          2,000,000      1,669,360
                                   Pima County, AZ, Industrial Development Authority,
                                     Private Activity Revenue, Larson County Project,
                                     9.50%, 08/01/2010                                   1,800,000      1,830,762
                                   ----------------------------------------------------------------------------------
                                                                                                        7,180,879
---------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                   Foothill/Eastern Corridor Agency, California Toll
                                     Road Revenue, Senior Lien, Series A, Zero
                                     coupon, ETM, 01/01/2026**                          11,500,000      3,004,605
                                   Sacramento County, Bradshaw Road Project, Revenue,
                                     7.20%, 09/02/2015                                   1,225,000      1,266,356
                                   Sacramento, CA, City Financing Authority,
                                     Convention Center Hotel, Series 1999 A, 6.25%,
                                     01/01/2030                                          2,000,000      1,987,740
                                   San Diego, CA, Detention Facility, Certificates of
                                     Participation, Revenue, 8.00%, 06/01/2002              75,000         76,599
                                   San Joaquin Hills, CA, Transportation Corridor
                                     Agency, Toll Road Revenue, Senior Lien, ETM,
                                     Zero coupon, 01/01/2020**                           4,300,000      1,596,031
                                   ----------------------------------------------------------------------------------
                                                                                                        7,931,331
---------------------------------------------------------------------------------------------------------------------

COLORADO
                                   Arapahoe County, CO, Capital Improvement Trust
                                     Fund, Capital Improvement Trust Fund, Revenue,
                                     Prerefunded 08/31/2005, Zero coupon, 08/31/2010
                                     (b)                                                 5,000,000      3,025,350
                                   Colorado, Health Facilities Revenue, 6.50%,
                                     11/15/2031                                          1,000,000        990,790
                                   Denver, CO, City and County Airport Revenue:
                                     Series A, 6.00%, 11/15/2012                         2,000,000      2,183,040
                                     Unrefunded Balance, Series A, 7.50%, 11/15/2023       830,000        925,201
                                     Series A, Prerefunded 11/15/2004, (b) 7.50%,
                                     11/15/2023                                            170,000        194,574
                                     Unrefunded Balance, Series A, 8.00%, 11/15/2025       660,000        671,603
                                     Unrefunded Balance, Series A, 8.75%, 11/15/2023       735,000        764,819
                                   Denver, CO, Urban Renewal Authority, Tax Increment
                                     Revenue, AMT, Series 1989, 7.75%, 09/01/2016        1,760,000      1,870,422
                                   Lower Colorado River Authority, Texas, Revenue,
                                     Series B, 6.00%, 05/15/2013                         5,000,000      5,466,950
                                   ----------------------------------------------------------------------------------
                                                                                                       16,092,749

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

CONNECTICUT
                                   Greenwich, CT, Housing Authority Revenue, Series
                                     A, 6.35%, 09/01/2027                              $ 2,000,000   $  1,890,260
                                   Mashantucket Western Pequot Tribe, Special
                                     Revenue:
                                     Zero coupon, 09/01/2017                             2,000,000        724,200
                                     Zero coupon, 09/01/2018                             1,000,000        337,330
                                   ----------------------------------------------------------------------------------
                                                                                                        2,951,790
---------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLOMBIA
                                   District of Columbia, General Obligation, Series
                                     A, 5.00%, 06/01/2018                                1,000,000        977,060
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

FLORIDA
                                   Hillsborough County, FL, Industrial Development
                                     Authority Revenue, University Community Hospital
                                     Project, 5.625%, 08/15/2023                         2,000,000      1,732,480
                                   Nassau County, Amelia Island Care Center Project,
                                     Revenue, 9.75%, 01/01/2023                          1,930,000      2,051,571
                                   Orlando, FL, Special Assessment Revenue, Conroy
                                     Road Interchange, Series A, 5.80%, 05/01/2026       1,000,000        915,840
                                   Palm Beach County, FL, Health Facilities
                                     Authority, Retirement Community Revenue, Series
                                     1998, 5.125%, 11/15/2029                            1,000,000        855,320
                                   ----------------------------------------------------------------------------------
                                                                                                        5,555,211
---------------------------------------------------------------------------------------------------------------------

HAWAII
                                   Hawaii State, General Obligation, MBIA, 5.75%,
                                     10/01/2011                                          1,250,000      1,366,438
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                   Chicago, IL, Board of Education, 5.75%, 12/01/2017    1,380,000      1,451,663
                                   Chicago, IL, O'Hare International Airport, Special
                                     Facilities Revenue:
                                     American Airlines Income Project,
                                     8.20%, 12/01/2024                                   1,200,000      1,335,336
                                     United Airlines Project, Series 1999 A,
                                     5.35%, 09/01/2016                                     500,000        437,375
                                   Chicago, IL, Tax Increment Allocation, Central
                                     Station Project, Series A, Prerefunded
                                     01/01/2005, 8.90%, 01/01/2011 (b)                   1,730,000      1,823,783
                                   Illinois Health Facilities Authority Revenue,
                                     6.75%, 02/15/2016                                   2,180,000      2,352,394
                                   Illinois State General Obligation, 6.00%,
                                     01/01/2013                                          3,315,000      3,622,466
                                   St. Charles, IL, Multifamily Housing Revenue,
                                     Housing-Wessel Court Project, 7.60%, 04/01/2024     1,835,000      1,854,176
                                   University Park, IL, Tax Allocation, Governors
                                     Gateway Industrial Park, 8.50%, 12/01/2011          1,685,000      1,814,037
                                   ----------------------------------------------------------------------------------
                                                                                                       14,691,230
---------------------------------------------------------------------------------------------------------------------

INDIANA
                                   Indiana Health Facilities Financing Authority:
                                     Revenue, Franciscan Eldercare Community
                                     Services, Series 1998, 5.875%, 05/15/2029           3,000,000      2,487,030
                                     Hospital Revenue, Fayette Memorial Hospital
                                     Project, 7.20%, 10/01/2022                          2,800,000      2,796,584
                                   Indianapolis, IN, Airport Authority Revenue,
                                     Special Facilities, United Airlines Project,
                                     Series A, 6.50%, 11/15/2031                         1,900,000      1,776,386
                                   ----------------------------------------------------------------------------------
                                                                                                        7,060,000

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

IOWA
                                   Iowa Finance Authority, Health Care Facilities
                                     Revenue, On With Life, Inc. Project, 7.25%,
                                     08/01/2015                                        $ 2,000,000   $  1,987,660
                                   Lake City, IA, Health Care Facility Revenue,
                                     Refinancing Opportunity Living Project, 6.45%,
                                     05/01/2011                                          1,750,000      1,635,655
                                   ----------------------------------------------------------------------------------
                                                                                                        3,623,315
---------------------------------------------------------------------------------------------------------------------

KANSAS
                                   Manhattan, KS, Health Care Facilities, Revenue
                                     Bond, Meadowlark Hills Retirement, Series 1999
                                     A, 6.50%, 05/15/2028                                  500,000        479,770
                                   Overland Park Development Corp., 7.375%,
                                     01/01/2032                                          2,000,000      2,088,060
                                   ----------------------------------------------------------------------------------
                                                                                                        2,567,830
---------------------------------------------------------------------------------------------------------------------

KENTUCKY
                                   Kentucky Economic Development Finance Authority,
                                     Health Systems Revenue, Norton Healthcare Inc.,
                                     Series 2000 A, 5.625%, 10/01/2028                   1,000,000      1,015,040
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MARYLAND
                                   Anne Arundel County, MD, Special Obligation:
                                     Arundel Mills Project, Revenue,
                                     7.10%, 07/01/2029                                   1,500,000      1,584,435
                                     National Business Park Project,
                                     7.375%, 07/01/2028                                  1,000,000      1,068,690
                                   Maryland Economic Development, Student Housing
                                     Revenue Bond, Collegiate Housing, Series A,
                                     5.75%, 06/01/2019                                   1,000,000        960,500
                                   Maryland Economic Development Corporation:
                                     University of Maryland, Series 1999 A, 5.75%,
                                     06/01/2031                                          1,000,000        930,710
                                     Chesapeake Bay Conference, Series 1999 B,
                                     7.625%, 12/01/2022                                  4,000,000      4,016,600
                                   Maryland State Health and Higher Educational
                                     Facilities Authority, University of Maryland
                                     Medical System Revenue, Series 2000, 6.75%,
                                     07/01/2030                                          1,000,000      1,061,110
                                   ----------------------------------------------------------------------------------
                                                                                                        9,622,045
---------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                   Massachusetts State Health & Education Facilities
                                     Revenue Healthcare System, Series C, 5.75%,
                                     07/01/2032                                          1,000,000        992,780
                                   Massachusetts State Development Financial Agency,
                                     Revenue, Health Care Facilities, Series 1999 A,
                                     7.10%, 07/01/2022                                   2,000,000      1,868,840
                                   Massachusetts State General Obligation, Series
                                     1998B, 5.000%, 04/01/2016 (c)                       3,175,000      3,180,398
                                   Worcester, MA, Mortgage Revenue, Briarwood Issue,
                                     9.25%, 12/01/2022                                   1,900,000      2,118,481
                                   ----------------------------------------------------------------------------------
                                                                                                        8,160,499

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

MICHIGAN
                                   Gogebic County, MI, Hospital Finance Authority,
                                     Hospital Revenue, Grand View Hospital Project,
                                     Prerefunded 10/01/2001, 8.75%, 10/01/2016 (b)     $ 2,250,000   $  2,336,648
                                   Hillsdale, MI, Hospital Finance Authority,
                                     Hospital Revenue, Hillsdale Community Health
                                     Center, 5.25%, 05/15/2026                           1,450,000      1,098,709
                                   Kalamazoo, MI, Economic Development Revenue Bond,
                                     Series 1999 A, 7.500%, 05/15/2029                   2,000,000      1,927,620
                                   Michigan State Strategic Funding Limited,
                                     Obligation Revenue, 5.75%, 11/15/2028               2,000,000      1,714,220
                                   Saginaw, MI, Hospital Finance Authority Revenue,
                                     Covenant Medical Center, Series F, 6.50%,
                                     07/01/2030                                          1,000,000      1,040,400
                                   Tawas City, MI, Hospital Finance Authority, St.
                                     Joseph Health System, Series A, Revenue, ETM:
                                     5.60%, 02/15/2012**                                   470,000        489,167
                                     5.75%, 02/15/2023**                                 1,300,000      1,349,023
                                   ----------------------------------------------------------------------------------
                                                                                                        9,955,787
---------------------------------------------------------------------------------------------------------------------

MISSOURI
                                   St. Louis, MO, Tax Increment Revenue, Tax
                                     Allocation, Series A, 10.00%, 08/01/2010            1,905,000      2,324,233
                                   St. Louis, MO, Industrial Development Authority
                                     Revenue, Senior Lien, St. Louis Convention,
                                     Series A, 7.20%, 12/15/2028                         2,000,000      2,100,740
                                   ----------------------------------------------------------------------------------
                                                                                                        4,424,973
---------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                   Nebraska Investment Finance Authority, Single
                                     Family Housing Revenue, Series A, 6.70%,
                                     09/01/2026                                            500,000        515,770
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEVADA
                                   Nevada State Department Business and Industry, Las
                                     Vegas Monorail Project, Revenue, 7.375%,
                                     01/01/2030                                          2,000,000      1,999,580
                                   Nevada Housing Division, Single Family Mortgage:
                                     Revenue, Series C, 6.50%, 04/01/2028                  940,000        980,354
                                     Program, Revenue, Series B2, 7.90%, 10/01/2021        625,000        631,600
                                   ----------------------------------------------------------------------------------
                                                                                                        3,611,534
---------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                   New Hampshire Health and Educational Facilities
                                     Authority Revenue, New Hampshire College Issue,
                                     Series 2000, 7.40%, 01/01/2023                      1,000,000      1,044,560
                                   New Hampshire Higher Education and Health
                                     Facilities Authority:
                                     5.75%, 07/01/2028                                   1,500,000      1,187,460
                                     Revenue, Havenwood Heritage Heights, 7.45%,
                                     01/01/2025                                          2,000,000      2,002,900
                                   ----------------------------------------------------------------------------------
                                                                                                        4,234,920
---------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                   Educational Facilities Authority, Caldwell
                                     College, Revenue, 7.25%, 07/01/2025                 1,075,000      1,136,436
                                   New Jersey Economic Development Authority Revenue,
                                     Harrogate Inc., Series A, 5.875%, 12/01/2026          200,000        174,056
                                   ----------------------------------------------------------------------------------
                                                                                                        1,310,492

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

NEW MEXICO
                                   Farmington, NM, Pollution Control Revenue, 5.80%,
                                     04/01/2022                                        $ 2,750,000   $  2,599,025
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NEW YORK
                                   Monroe County, NY, Airport Authority Revenue,
                                     Greater Rochester International, 5.625%,
                                     01/01/2010 (c)                                      1,740,000      1,869,700
                                   Nassau Health Care Corporation, New York Health
                                     Systems Revenue, 6.00%, 08/01/2016                  2,825,000      3,086,934
                                   New York & New Jersey Port Authority, Special
                                     Obligation Revenue, Continental/Eastern Project,
                                     Laguardia, 9.125%, 12/01/2015                       2,500,000      2,593,250
                                   New York City, General Obligation, Series C,
                                     7.00%, 02/01/2010                                     315,000        317,032
                                   New York Metropolitan Transportation Authority,
                                     Revenue, Series A, 5.125%, 04/01/2019               1,450,000      1,459,918
                                   New York State Dormitory Authority, Revenue,
                                     Series A, 5.125%, 05/15/2021 (c)                    1,880,000      1,859,113
                                   New York State Medical Care Facilities Finance
                                     Agency Revenue, Partially Refunded to
                                     08/15/2001, 7.30%, 02/15/2021                          20,000         20,572
                                     City Transitional Financing Authority Revenue,
                                     Series B, 6.000%, 11/15/2013                        2,000,000      2,228,580
                                   Triborough Bridge and Tunnel Authority, New York,
                                     Revenue, Series Y, 6.000%, 01/01/2012               5,000,000      5,637,000
                                   ----------------------------------------------------------------------------------
                                                                                                       19,072,099
---------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA
                                   Charlotte, NC, Special Facilities Revenue, Douglas
                                     International Airport-US Airways, 7.75%,
                                     02/01/2028                                          1,000,000        970,300
                                   North Carolina Municipal Power Agency, Electric
                                     Revenue, Series 1999 B, 6.375%, 01/01/2013          1,300,000      1,381,783
                                   ----------------------------------------------------------------------------------
                                                                                                        2,352,083
---------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA
                                   Grand Forks, ND, Health Care Systems Revenue,
                                     Series 2000, 7.125%, 08/15/2024                     1,000,000      1,030,690
                                   North Dakota State Housing Finance Agency, Single
                                     Family Mortgage Revenue, Series A, 8.375%,
                                     07/01/2021                                            289,000        292,997
                                   ----------------------------------------------------------------------------------
                                                                                                        1,323,687
---------------------------------------------------------------------------------------------------------------------

OKLAHOMA
                                   Woodward Municipal Authority, Hospital Revenue,
                                     8.50%, 11/01/2014                                   1,335,000      1,409,440
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                   Montgomery County, PA, Health and Educational
                                     Facilities Authority, Philadelphia Geriatric
                                     Center Revenue, Series 1999 A, 7.25%, 12/01/2027    2,000,000      1,940,580
                                   Pennsylvania Higher Education Facilities Authority
                                     UPMC Health System Series A, 6.00%, 01/15/2031        750,000        750,810
                                   Pennsylvania State Higher Educational Facilities
                                     Authority, College & University Revenues,
                                     Philadelphia College Text & Science, 6.70%,
                                     04/01/2014                                          2,000,000      2,117,140
                                   Westmoreland County, PA, Industrial Development
                                     Authority Revenue, Health Care
                                     Facilities-Redstone, Series 2000 B, 8.125%,
                                     11/15/2030                                          1,000,000      1,006,970
                                   ----------------------------------------------------------------------------------
                                                                                                        5,815,500

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA
                                   South Carolina Jobs Economic Development
                                     Authority, Hospital Facilities Revenue, Series
                                     2000 A, 7.375%, 12/15/2021                        $ 1,000,000   $  1,025,330
                                   South Carolina Transportation Infrastructure,
                                     Revenue, Series A, 5.375%, 10/01/2024 (c)           4,150,000      4,170,833
                                   ----------------------------------------------------------------------------------
                                                                                                        5,196,163
---------------------------------------------------------------------------------------------------------------------

TENNESSEE
                                   Johnson City, TN, Health and Educational
                                     Facilities Board Hospital Revenue, 7.50%,
                                     07/01/2033                                          2,000,000      2,001,520
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

TEXAS
                                   Abilene, TX, Health Facilities Development,
                                     Corporate Retirement Facilities Revenue, Sears
                                     Methodist Retirement, Series A, 5.90%,
                                     11/15/2025                                          2,500,000      2,049,875
                                   Austin, TX, Bergstrom Landhost Enterprises,
                                     Airport Hotel, Series 1999 A, 6.75%, 04/01/2027     2,000,000      1,906,740
                                   Crowley, TX, Independent School District, General
                                     Obligation, 5.125%, 08/01/2025                      5,000,000      4,786,000
                                   Dallas-Fort Worth, TX, International Airport
                                     Facility:
                                     American Airlines, Series C, 6.15%, 05/01/2029      2,000,000      2,068,280
                                     American Airlines, Revenue, 6.375%, 05/01/2035      2,000,000      2,004,380
                                   Houston, TX:
                                     General Obligation, Series A, 5.00%, 03/01/2016     3,000,000      2,958,240
                                     Independent School District, Series A, General
                                     Obligation, 5.00%, 01/15/2024                       2,000,000      1,899,640
                                     Airport System Special Facilities,
                                     Continental Airlines, Inc., Improvement
                                     Projects,
                                     Revenue, 5.70%, 07/15/2029                          2,000,000      1,685,240
                                     Airport System Special Facilities,
                                     Continental Airlines, Inc., Improvement
                                     Projects,
                                     Revenue, 6.125%, 07/15/2027                         2,000,000      1,803,360
                                   San Antonio, TX, Electric & Gas, Revenue, Series
                                     A, 5.00%, 02/01/2018                                1,100,000      1,064,162
                                   Tarrant County, TX, Health Facilities Development
                                     Corp., Hospital Revenue, 6.70%, 11/15/2030          1,000,000      1,021,690
                                   Travis County, Texas, Health Facilities
                                     Development Corporation Revenue, Series A,
                                     6.00%, 11/15/2012 (c)                               3,860,000      4,166,870
                                   ----------------------------------------------------------------------------------
                                                                                                       27,414,477
---------------------------------------------------------------------------------------------------------------------

UTAH
                                   Utah Housing Finance Agency, Single Family
                                     Mortgage Revenue, 6.65%, 07/01/2026                   560,000        577,713
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGIN ISLANDS
                                   Virgin Islands, Gross Receipts Taxes, Public
                                     Financial Authority Revenue, Series A, 6.375%,
                                     10/01/2019                                          3,000,000      3,213,090
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

VIRGINIA
                                   Fairfax County, VA, Economic Development Authority
                                     Revenue, Series 1999 A, 7.250%, 10/01/2019          2,000,000      2,070,260
                                   Virginia Beach, VA, Development Authority Revenue,
                                     7.00%, 04/01/2010                                   1,410,000      1,411,254
                                   ----------------------------------------------------------------------------------
                                                                                                        3,481,514
---------------------------------------------------------------------------------------------------------------------

WASHINGTON
                                   Port Seattle WA, Special Facilities, Northwest
                                     Airlines Project, 7.25%, 04/01/2030                 1,000,000        986,530
                                   ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA
                                   West Virginia State Hospital Finance Authority,
                                     Hospital Revenue, Charleston Area Medical
                                     Center, Series A, 6.75%, 09/01/2022               $ 2,000,000   $  2,125,180
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

WISCONSIN
                                   Wisconsin Housing and Economic Development
                                     Authority, Home Ownership Revenue, Series F,
                                     6.20%, 03/01/2027                                     500,000        516,540
                                   Wisconsin State Health And Education Facilities
                                     Authority Revenue:
                                     5.125%, 02/15/2020                                  1,000,000        898,290
                                     Aurora Health Care Inc., Series 1999 A, 5.60%,
                                     02/15/2029                                          1,000,000        866,640
                                     Memorial Hospital Oconomowoc Project,
                                     Prerefunded 07/01/2005, 6.35%, 07/01/2017 (b)         600,000        656,033
                                   ----------------------------------------------------------------------------------
                                                                                                        2,937,503
                                   ----------------------------------------------------------------------------------
                                   TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                                   (Cost $186,829,090)                                                194,426,637
                                   ----------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                   (Cost $187,629,090)                                               $195,226,637
                                   ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $187,629,090. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $7,597,547. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,741,261 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,143,714.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bond in full at the earliest refunding date.

(c)  Bond is insured by one of these companies: AMBAC, FGIC or MBIA/BIG.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of May 31, 2001 (unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $187,629,090)         $195,226,637
----------------------------------------------------------------------------
Cash                                                                 187,524
----------------------------------------------------------------------------
Receivable for investments sold                                      100,000
----------------------------------------------------------------------------
Interest receivable                                                3,339,038
----------------------------------------------------------------------------
TOTAL ASSETS                                                     198,853,199
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                  1,707,493
----------------------------------------------------------------------------
Dividends payable                                                     12,272
----------------------------------------------------------------------------
Accrued management fee                                                99,004
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   30,102
----------------------------------------------------------------------------
Other accrued expenses and payables                                  731,316
----------------------------------------------------------------------------
Total liabilities                                                  2,580,187
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $196,273,012
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $    144,582
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                         7,597,547
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (282,517)
----------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized; 2,800 shares
outstanding at $25 thousand liquidation value per share           70,000,000
----------------------------------------------------------------------------
Paid-in capital                                                  118,813,400
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $196,273,012
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARES
($126,273,012/10,747,327 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized)
(NET ASSETS LESS REMARKETED PREFERRED SHARES AT LIQUIDATION
VALUE DIVIDED BY COMMON SHARES OUTSTANDING)                           $11.75
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (unaudited)

INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                        $6,280,635
--------------------------------------------------------------------------
Expenses:
Management fee                                                     586,006
--------------------------------------------------------------------------
Services to shareholders                                            17,596
--------------------------------------------------------------------------
Custodian fees                                                       4,212
--------------------------------------------------------------------------
Auditing                                                            38,194
--------------------------------------------------------------------------
Legal                                                                  805
--------------------------------------------------------------------------
Trustees' fees and expenses                                          6,876
--------------------------------------------------------------------------
Reports to shareholders                                              4,990
--------------------------------------------------------------------------
Remarketing fee                                                     87,360
--------------------------------------------------------------------------
Other                                                               48,326
--------------------------------------------------------------------------
Total expenses, before expense reductions                          794,365
--------------------------------------------------------------------------
Expense reductions                                                  (3,683)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           790,682
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            5,489,953
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------
Net realized gain (loss) from investments                          192,228
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   3,729,729
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                       3,921,957
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $9,411,910
--------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,             YEAR ENDED
                                                                    2001             NOVEMBER 30,
                                                                (UNAUDITED)              2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $  5,489,953         $ 10,872,519
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  192,228             (374,722)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     3,729,729            1,799,954
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         9,411,910           12,297,751
-------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Common shares                                                     (4,030,248)          (8,056,860)
-------------------------------------------------------------------------------------------------
Remarketed preferred shares                                       (1,315,123)          (2,946,311)
-------------------------------------------------------------------------------------------------
From net realized gains
Common shares                                                             --             (644,549)
-------------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds from shares issued to common shareholders in
reinvestment of distributions                                         56,854                   --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                          56,854                   --
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  4,123,393              650,031
-------------------------------------------------------------------------------------------------
Net assets at beginning of period                                192,149,619          191,499,588
-------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $144,582 as of May 31, 2001)               $196,273,012         $192,149,619
-------------------------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         10,742,480           10,742,480
-------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                          4,847                   --
-------------------------------------------------------------------------------------------------
Net increase in Fund shares                                            4,847                   --
-------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               10,747,327           10,742,480
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                       SIX MONTHS
                                                         ENDED                       YEAR ENDED NOVEMBER 30,
                                                      MAY 31, 2001   -------------------------------------------------------
                                                      (UNAUDITED)     2000        1999       1998       1997       1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.37       11.31       12.24      12.29      12.14      12.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                .51(a)     1.01(a)      .78(a)     .77        .80        .82
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                     .37         .13        (.83)      (.05)       .17       (.05)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            .88        1.14        (.05)       .72        .97        .77
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common shareholders               (.38)       (.75)       (.75)      (.77)      (.82)      (.82)
----------------------------------------------------------------------------------------------------------------------------
Net investment income to preferred shareholders
(common share equivalent)                                  (.12)       (.27)       (.05)        --         --         --
----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions
(common shares)                                              --        (.06)       (.01)        --         --         --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (.50)      (1.08)       (.81)      (.77)      (.82)      (.82)
----------------------------------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred shares
(b)                                                          --          --        (.07)        --         --         --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $11.75       11.37       11.31      12.24      12.29      12.14
----------------------------------------------------------------------------------------------------------------------------
Market value, end of period                              $11.66       10.51       10.31      12.81      13.06      12.38
TOTAL RETURN PER COMMON SHARE
----------------------------------------------------------------------------------------------------------------------------
BASED ON NET ASSET VALUE (%)                               6.73**      8.63       (1.35)      5.99       8.28       6.58
----------------------------------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                                 14.58**     10.13      (14.08)      4.36      12.87       9.19
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions) net of
remarketed preferred shares                                 126         122         122        131        131        128
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(excluding preferred shares)                              1.26%*       1.50        1.12        .77        .76        .74
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(excluding preferred shares)                              1.26%*       1.49        1.11        .77        .76        .74
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(including preferred shares) (b)                           .81%*        .95        1.01         --         --         --
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(including preferred shares) (b)                           .81%*        .94        1.00         --         --         --
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%) (excluding
preferred shares) (b)                                     8.74%*       9.07        6.55       6.29       6.62       6.82
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%) (including
preferred shares) (b)                                     5.62%*       5.73        5.91         --         --         --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   7*         33          24         22         13         31
----------------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of
period:
Aggregate amount outstanding ($ thousands)               70,000      70,000      70,000         --         --         --
----------------------------------------------------------------------------------------------------------------------------
Asset coverage per share ($)                             70,000      69,000      68,000         --         --         --
----------------------------------------------------------------------------------------------------------------------------
Liquidation and market value per share ($)               25,000      25,000      25,000         --         --         --
----------------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

(b) Effective September 29, 1999, the Fund issued 2,800 remarketed preferred shares.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Strategic Municipal Income Trust (the
                             "Fund"), formerly Kemper Strategic Municipal Income
                             Trust, is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $380,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             REMARKETED PREFERRED SHARES. Effective September 29, 1999, the Fund issued 2,800 shares of Series T Remarketed Preferred Shares at a purchase price of $25,000 per share plus dividends, if any, that had accumulated from the date the Fund first issued the shares. The Remarketed Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the

NOTES TO FINANCIAL STATEMENTS

                             successive dividend periods for such shares. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period. Investors and potential investors in the Remarketed Preferred Shares may participate in auctions for the Municipal Preferred Shares through their broker-dealer.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases                                $9,368,088

                             Proceeds from sales                       6,886,228

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments Inc., ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average weekly net assets. The Fund incurred a management fee of $586,006 for the six months ended
                             May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $12,000 for the six months ended May 31, 2001, of which $5,601 is unpaid at May 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no direct payments to its officers and incurred trustees' fees of $6,876 to independent trustees.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $2,647 and $1,036 respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder Strategic Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                                    For       Withheld
      John W. Ballantine         9,267,621     1,700
      Lewis A Burnham            9,250,668     1,700
      Mark Casady                9,267,621     1,700
      Linda C. Coughlin          9,268,068     1,700
      Donald L. Dunaway          9,267,621     1,700
      James R. Edgar             9,260,336     1,700
      William F. Glavin          9,271,084     1,700
      Robert B. Hoffman          9,267,974     1,700
      Shirley D. Peterson        9,264,958     1,700
      Fred B. Renwick            9,250,834     1,700
      William P. Sommers         9,243,168     1,700
      John G. Weithers           9,271,084     1,700

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against
      9,273,109   33,603

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                                                      MAUREEN E. KANE
Trustee                           MARK S. CASADY                    Secretary
                                  President
LINDA C. COUGHLIN                                                   CAROLINE PEARSON
Trustee and Vice President        PHILIP J. COLLORA                 Assistant Secretary
                                  Vice President and
JAMES R. EDGAR                    Assistant Secretary               BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  JOHN R. HEBBLE
ARTHUR R. GOTTSCHALK              Treasurer
Trustee
                                  PHILLIP G. CONDON
FREDERICK T. KELSEY               Vice President
Trustee
                                  KATHRYN L. QUIRK
FRED B. RENWICK                   Vice President
Trustee
                                  LINDA J. WONDRACK
JOHN G. WEITHERS                  Vice President
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN AND KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         SCUDDER INVESTMENTS SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


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